Supplement to the currently effective Statement of Additional Information of the Scudder Strategic Growth Fund:

The following information replaces related information included in the fund's currently effective SAI under the section "Net Asset Value":

An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its Nasdaq Official Closing Price ("NOCP") on Nasdaq or its most recent sale price on such other OTC market as of the Value Time.



May 6, 2003